                                                                               .
                                                                               .
                                                                               .
                                                                   EXHIBIT 10.20


---------------------------------------         -----------------------------------------------------
* To be filled in by the bank                   Responsible     Assistant      Associate    Associate
                                                Associate       Manager/       General      Branch
---------------------------------------                         Manager        Manager      Manager
Bank Account                                    -----------------------------------------------------
---------------------------------------
Name of the Borrower
---------------------------------------
Contact Info
---------------------------------------         -----------------------------------------------------




                            CREDIT SERVICE AGREEMENT
                             (For Corporate Clients)

To: KOOKMIN BANK                               [*********], 20

                                               Liquidmetal Korea Co., Ltd.
                                               Representative Director
                                               Hong, Sung Taek
                            [Borrower] Name                               (seal)
                            ----------------------------------------------------
                            Address:


                                                 -------------------------------
                                                   Confirmed by the above-named
                                                   (      (MM),     (DD), 20xx)
                                                 -------------------------------
                                                 Position:
                                                 Name:
                                                 -------------------------------


     In obtaining a credit loan from Kookmin Bank, Ltd., I acknowledge that this transaction is subject to the "Bank Credit Service Master Agreement (including the Deposit Agreement and the Trust Service Agreement in the cases of the automated loans based on overall bank accounts and the loans tied to bank deposits)" in accordance with the following conditions and hereby ascertain and definitely agree to each of the following provisions:


SECTION 1 TERMS AND CONDITIONS OF THE TRANSACTION
     The terms and conditions of the transaction are as follows (In case there are multiple types of transactions, the borrower will tick the square box " " below after listening to the explanations of a bank representative.

--------------------------------------------------------------------------------------------------------------
                             Corporate financing for
  Credit Classification      general facility               Types of           Line of credit transaction
     (Type of Credit)        (                     )       Transaction      [X] Individual transaction

--------------------------------------------------------------------------------------------------------------
    Amount of Credit
        (Limit)             Six and a Half Billion                                         Won
                            (Legal Tender of (Country Name)                                      )
--------------------------------------------------------------------------------------------------------------
                                                       Last date of the
   Credit Origination       February [*], 2003         credit extension    February [*], 2008
           Date                                        period (Final
                                                       Repayment Date)    (1 revolving cycle: month(s))
--------------------------------------------------------------------------------------------------------------
                                                                                          % per annum
      Interest Rate        7.1% per annum              Rate of Delay       Subject to the additional Agreement
                                                       Penalty             Relating to Delay Penalty
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
How to calculate         Interest shall be calculated ([-] a monthly basis; [ ] on a daily basis), and delay penalties shall be
interest and delay       calculated on a daily basis. One year is deemed to have 365 days penalty for the purpose of calculation on a daily basis. However, customary international and commercial practices shall be applicable to the transactions denominated in foreign currencies.
--------------------------------------------------------------------------------------------------------------------------------
Credit provision         [-] To be provided in full on the loan origination day.
method                   [ ] To be provided as per request by the loan applicant who meets certain requirements.
                         [ ] Bank will verify the purpose of financing and the required amounts based on documentary evidence or the target achievement ratio based on work-in-progress, facilities and equipment, and in-kind materials of substantiation, and then provide loan in several installments. (In this case, the period of deferment, the ending date of the credit extension period, and the agreed due date of repayment shall be determined on the basis of the date when the first installment of the loan is provided.)
--------------------------------------------------------------------------------------------------------------------------------
Repayment method         [ ] To be repaid in full on the ending date of the credit extension period.
                         [ ] To be repaid at discretion, insofar as it is paid in full in lump-sum before the ending date of each loan payment cycle, with the entire loan to be paid off in full on the ending date of the credit extension period.
                         [ ] Repayment shall be made in installments on the (    ) day of each month in equal payments of ([ ]
                         principal and interests, [ ] principal).
                         [-] It shall be deferred for ( 1 ) year and (6) months from the loan origination date, and principal shall be repaid in equal installments every ( 1 ) month thereafter.
--------------------------------------------------------------------------------------------------------------------------------
When and how to pay      [-] The initial payment of interest shall be paid within ( 1 ) month from the loan interest origination
pay interest             date, and thereafter, interest shall be paid within ( 1 ) month from the date following the last day of the immediately prior interest payment cycle.
                         [ ] The initial payment of interest shall be made on the loan origination date, and thereafter, interest shall be paid in advance on the last day of the immediately prior interest payment cycle.
                         [ ] To be paid in advance by the day before the date of the note.
                         [ ] To be paid each month, on the monthly closing day set by the bank.
                         [ ] To be paid on the (    ) day of every month.
                         [ ] To be paid on the repayment date of the principal installment repayment date or on the monthly contribution payment date.
                         [ ] To be paid on the (    ) day of every (   ) month(s) from the loan origination date during the
                         period of deferment, and on the principal installment repayment date of the principal thereafter.
                         [ ] To be paid on the interest payment date set separately.
--------------------------------------------------------------------------------------------------------------------------------


SECTION 2 DELAY PENALTY
     1. In the event of failure to make interest payment, installment-based repayment, and principal and interest to be paid in installments, a delay penalty shall be paid for the amount due.
     2. In the event of default on the ending date of the credit extension period, or in the event of loss of time benefit under Section 7 (including Section 8 Failure to Perform Repurchase Claim) of the Bank Credit Service Master Agreement, the delay penalty shall be paid for the balance of the loan thereafter.
     3. In case of Section 10 Paragraphs 4 and 5, delay penalty shall be paid immediately for the loan balance after offset or proxy drawback repayment.
     4. In case of automated loans based on overall bank accounts and the loans tied to bank deposits, the delay penalty shall be paid immediately for the amounts in excess of the credit limit incurred by deposit-based loans, interest, and others.

SECTION 3 FINALIZATION OF LOAN AMOUNT AND NOTIFICATION OF PAYMENT SCHEDULE
     1. In case of credit extended in installment, the total loan amount shall be finalized after the final installment of credit has been extended and, it shall be finalized based on the repayment plan schedule, receipts, and other documentary evidence.
     2. In case credit is extended in installment, excluding automated loans based on overall bank accounts and rewards, the bank shall prepare a repayment schedule for the finalized total loan amount and notify it to the borrower.


SECTION 4. DECREASE OR SUSPENSION OF CREDIT
     In the event of a line of credit loan or an installment credit, the bank may decrease the credit (line) limit of Section 1 or temporarily suspend provision of loan no matter how long (the customer) has been with the bank if changes in the financial service environment have occurred or if found necessary to maintain integrity of the loan. In case the credit limit is lowered, the borrower shall immediately pay the amount in excess of the new credit limit.


SECTION 5. ADDITIONAL AGREEMENT ON AUTOMATED LOANS BASED ON OVERALL BANK ACCOUNTS AND THE LOANS TIED TO BANK DEPOSITS
     1. In case of automated loans based on overall bank accounts and the loans tied to bank deposits, the money (amounts in securities and the like shall be excluded until processed for payment, and the deposited securities shall be deemed to have been assigned to the bank as security collateral for the loan under this Agreement) deposited in the base account of automated loans based on overall bank accounts and the bank deposits (hereinafter "Base Accounts") shall be automatically debited for repayment of the loan.
     2. In case of automated loans based on overall bank accounts and the loans tied to bank deposits, if a withdrawal in excess of the balance of the Base Accounts is made, or recurrent payments or direct payment of bills are made through the Account, the repayment of the loan shall be made through or automatically withdrawn from the Account.
     3. In case of automated loans based on overall bank accounts and the loans tied to bank deposits, the bank may, at its own discretion, extend a loan in excess of the credit limit specified in the Section 1, in which case the excess amount shall be paid promptly.
     4. In case of automated loans based on overall bank accounts and the loans tied to bank deposits, interest and delay penalty shall be debited against the Base Accounts or added to the loan amount notwithstanding the clause on loan amounts in excess of credit limit of Section 1, in which case the excess amount shall be repaid promptly.
     5. In case a borrower of the loan tied to bank deposits incurs compensation liability as a result of the bank's honoring of the notes and checks issued by the borrower, that amount shall be considered as a part of the loan and the borrower shall make repayment in accordance with this Agreement.
     6. Borrower of the loans tied to bank deposits agrees to make no complaints in cases where notes or checks s/he issued, prior to the decrease or suspension of credit under Section 6, bounce due to the foregoing reasons.
     7. In the case of the loans tied to bank deposits, the bank may, at its own discretion, pay for the notes and checks issued prior to the ending date of the credit extension period, even after the ending date of the credit extension period, and the Terms and Agreement shall be applicable to the resulting loan amount.


SECTION 6 FEE FOR UNUSED CREDIT LIMIT UNDER STIPULATION
     In case of a line of credit loan or a loan denominated in a foreign currency, the borrower shall pay a fee set by the bank for the available balance of the stipulated credit (line) limit provided in Section 1.


SECTION 7 OBLIGATION TO PROVIDE PROMISSORY NOTE AND GRANT OF THE RIGHT TO THE
NOTE
     1. In case of a note-based loan or a loan with a stipulated amount (excluding automated loans based on overall bank accounts and the loans tied to bank deposits), the borrower shall issue and provide the bank a promissory note to the bank with the blank amount and the blank date.
     2. The bank may exercise the right to be indemnified with the blank check as specified in Section 7.1 as supplementary remedies, in the event that the borrower fails to repay by the ending date of the credit extension period or loses the time benefit under Section 7 (including
          Section 8 Cause for Repurchase Claim) of the Bank Credit Service Master Agreement).
     3. In the event of exercising the supplementary remedy right to the promissory note, the amount of the note shall be the sum or less of the aggregated sum of the principal, interest, delay penalties, and incidentals.


SECTION 8 REPAYMENT CURRENCY AND EXCHANGE RATE
     The principal of a loan denominated in foreign currency may be repaid in the currency of the loan or Korean Won, and in the event of repaying in Won, the bank's EFT [electronic fund transfer] selling rate for customers shall be applied.


SECTION 9 SECURITY COLLATERAL - INSURANCE
     1. Unless otherwise instructed by the bank, the borrower shall provide to the bank as security collateral, the facilities and buildings, which are constructed or purchased with the credit provided by this Agreement, and other facilities and, shall, at the request of the bank, purchase an insurance policy of the type and the insured amount agreed upon by the bank, and shall establish the bank as the pledge-holder of the right to claim the insurance benefits.

     2.   The borrower shall not, without consent of the bank impose any rights
          - including an act of title transfer, security rights, superfices, lease rights, provisional registration, or rent rights- on the facilities and the buildings of the preceding paragraph either during or after the completion of construction, and shall protect the rights of the bank from any third party.

SECTION 10 PLACEMENT OF SECURITY RIGHTS
     1. In order to have the debt secured under the Agreement, a pledge has been placed on the bank accounts noted below and the transfer of the certificate (bank checkbook) has been completed.
     2. The right of pledge in the preceding paragraph shall have effect on the principal, beneficiary certificates (including amounts to be deposited after this Agreement), and the resulting interest, beneficiary rights to income, special incentives, legal grants, and others.
     3. The borrower agrees that the rights of pledge be effective even in cases where the bank deposits are extended, opened, renewed, split, merged, increased or decreased in amount, or interests are added to the principal, and also agrees that the rights of pledge shall have effect on the beneficiary of certificate in case the trust, which is the objective of the deposits, is extended or automatically extended due to delinquent payment.
     4. In lieu of exercising the pledge rights of Paragraph 1, the bank may use the deposits below to cover the loan provided by the bank by using a method of offset or proxy drawback repayment.
     5. In the event of loans relating to time-deposit installment savings, the bank may, with notice, offset the collateral deposits with the loan amount or may defray it to cover proxy drawback repayment even before the ending date of the credit extension period, in the event that the monthly installment deposit for the related accounts, which is supposed to serve as the target of the pledge of Paragraph 1 of this section, is delayed for six (6) months (four (4) times in the case of a trust loan tied to installment deposits or a loan secured by beneficiary certificates) or longer.


Bank Deposits - The Target of the Pledge Rights:

                            Account         Amount
                           Holder or                    Until , , 20( )
  Type     Certificate       Trust        (Contract     Cumulative Total      Date of      Payment
            - Number       Provider        Amount)          Deposits        Certificate      Date
           --------------------------
             Account      Beneficiary
             Number
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------


Section 11. Other Special Agreements           Undersigned:
                                               Liquidmetal Korea Co., Ltd.
                                               Representative Director
                                               Hong, Sung Taek (Seal)

                                                                      (Seal)
--------------------------------------------------------------------------------
The application of Sections 5, 6, 7, and 10, which are not relevant to this loan transaction, are hereby excluded.
--------------------------------------------------------------------------------

* Please read the following and respond truthfully in your own handwriting based on your own experience. (Example: 1. Received, 2. Informed)

------------------------------------------------------------------------------------------------
1. Did you definitely receive a copy of the Bank Credit Service Master Agreement        Received
and this Agreement?
------------------------------------------------------------------------------------------------
2. Were you verbally informed about the important points of the Bank Credit             Yes
Service Master Agreement and this Agreement?
------------------------------------------------------------------------------------------------

------------
  Revenue
   Stamp
---------------------------------------                 ------------------------------------------------------
* To be filled by the bank                              Responsible   Assistant    Associate    Associate
---------------------------------------                 Associate     Manager  -   General      Branch Manager
Bank Account                                                          Manager      Manager
---------------------------------------                 ------------------------------------------------------
Name of the Borrower
---------------------------------------
Contact Info
---------------------------------------                 ------------------------------------------------------

                 ADDITIONAL AGREEMENT RELATING TO DELAY PENALTY


To: KOOKMIN BANK                   (Month)    (Date), 20xx (Year)
                                               Liquidmetal Korea Co., Ltd.
                                               Representative Director
                                               Hong, Sung Taek

                             [Borrower] Name:                             (seal)
                             ---------------------------------------------------
                             Address:

In addition to the Credit Service Agreement, I ascertain and definitively agree to the following:

SECTION 1 DELAY PENALTY

The interest rate on any delinquent payment (hereinafter "delay penalty") shall be the rate [interest rate on the loan (interest rate agreed upon) + the additional interest rate on the delinquent payment] set by the bank. However, if the interest rate agreed upon in Section 2.1 exceeds the maximum rate, the rate on the delay penalty shall be the rate of the interest rate agreed upon plus 2.0%.

SECTION 2  MINIMUM AND MAXIMUM RATES OF THE DELAY PENALTY

     1. Minimum and maximum rates of the delay penalty under this Agreement shall be 14.0% and 21.0% per annum respectively.
     2. The minimum rate shall be applicable in case the rate of the delay penalty calculated in accordance with the Section 1 of this additional agreement is lower than the minimum rate under the preceding paragraph, and, in case the rate exceeds the maximum rate, the rate in excess of the maximum rate shall not be applicable. However, provision in Paragraph 1 shall be used in the event that the interest rate agreed upon is 21.0% or higher per annum.

SECTION 3 DIFFERENTIAL APPLICATION OF THE ADDITIONAL INTEREST RATE ON DELINQUENT PAYMENTS AND THE START DATE OF DELINQUENT PAYMENTS

     1. The interest rate on any delinquent payment of Section 1 shall be 8.0% per annum in case the principal and associated interests of the delinquent payment is settled within three (3) months from the start date of delinquency, 9.0% if settled within six (6) months, and 10% if settled after six (6) months.
     2. In case partial repayment on the delay penalty has been made, the start date (the start date of delinquency) for differential application of the additional interest rate under the provisions of
          Section 1 shall be the payment due date initially agreed upon (or [illegible]), and shall be based on the changed due date in case the date (or [illegible]) agreed upon has been changed.
     3. As for the application of the differentiated additional interest rates depending on the length of delinquent period under Paragraph 1, a uniform rate shall be applicable for the entire duration of the delinquent payment as of the settlement date of the delinquent payment, not differential rates for each period.
          e.g. In case the principal and associated interests are fully paid for a loan delinquent for five (5) months, a single and uniform interest rate of 9.0% per annum shall be applicable on the delinquent payment for the entire period of five (5) months, in addition to the interest rate agreed upon, as opposed to application of additional interest rate of 8.0% per annum on the delinquent period of the first three (3) months and 9.0% per annum for the last two (2) months.
     4. In case the principal of the delinquent payment has been partially settled and a balance remains on the day of payment, the additional interest rate for the entire delinquent period shall be continuously applicable from the date of delinquency, before the partial payment of the delinquent amount, and the delinquent date shall not change.

SECTION 4 CHANGE OF DELAY PENALTY RATES

     The bank may change the additional interest rates in the provisions of
     Section 1, the delay penalty set forth in Section 2 Paragraph 1, and the differential additional interest rates set forth in Section 3 Paragraph 1 to the rate set by the bank in case the initial agreement cannot be maintained due to changes in the financial service environment or changes in the national economy.

-------------------------------------------               ------------------------------------------------------
* To be filled by the bank                                Section       Assistant    Associate    Associate
-------------------------------------------               Responsible   Manager -    General      Branch Manager
Bank Account                                                            Manager      Manager
-------------------------------------------               ------------------------------------------------------
Name of the Borrower
-------------------------------------------
Contact Info
-------------------------------------------               ------------------------------------------------------


               ADDITIONAL AGREEMENT RELATING TO EARLY PAY-OFF FEES


To: KOOKMIN BANK Co., Ltd.                        (Month)    (Date), 20xx (Year)
                                    [Borrower] Name:                      (seal)
                                    --------------------------------------------
                                    Address:

In addition to the Credit Service Agreement of MM DD YY, I ascertain and definitively agree to the following:

SECTION 1 PAYMENT OF EARLY PAY-OFF FEES
     In case Obligor repays the loan obtained from Bank (this means extension of credit financing set forth in Section 2 Paragraph 1 Sub-Paragraph 7 of the Bank
Law) before the date of initially stipulated due date, Obligor shall pay Bank early pay-off fees in accordance with the calculating method set forth in
Section 2.

SECTION 2 CALCULATION OF EARLY PAY-OFF FEES

(1) Early pay-off fees relate to "basic fees" and "reference interest rate difference," and shall be applicable as indicated below. However, for loans linked to the Prime Rate, only the "basic fees" will be collected.

     A. Basic fees = Early pay-off fees x basic fee rate (0.5%) x number of residual days/365
          However, in case the number of residual days exceeds 365, it shall be deemed to be 365 days.
     B. Reference interest rate difference = early pay-off principal x difference in interest rates (currently applied MOR - the MOR at the time of repayment/365
          However, in the event that the rate difference is in the negative (-), this will not be applied. "Residual days" means the number of days from the date of early pay-off to the due date. As to re-priced loans, this means the number of days from the early pay-off date to the time of re-pricing.

(2)  Definition of Related Terminology

     A. Reference rate (MOR): Of the financial instruments under circulation in the market, Bank looks at the market circulation margins of the representative instruments which have the same date of rate expiration [as the concerned loan], and then determine the MOR based on that.
     B. Fixed interest rate loan: This is the rate determined at implementation of credit, which will be applied unchanged during the stipulated term barring any special circumstances.
     C. Re-priced loan: Pursuant to predetermined stipulation between client and Bank, the rate will be recalculated and applied for specific cycle of time period (such as every 3 months, 6 months, or 12 months). Hence the reference interest rate will be changed as of the date of stipulated cycle.

SECTION 3 WAIVER OF EARLY PAY-OFF FEES

     Notwithstanding the provisions of Section 1, early pay-off fees may be waived under any one of the following cases:

          1.   in case the residual loan period is less than one (1) month

          2. in case the loan is collected before the due date to meet the needs of Bank, for reasons such as disappearance of benefit of time

          3. in case the loan is collected before the due date through consultation with Bank as a result of agreement on corporate financial structure improvement

          4.   otherwise separately decided by Bank